UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

_________________

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): September 13, 2004

NORTH FORK BANCORPORATION, INC.

(Exact Name of Registrant as Specified in Charter)

Delaware	1-10458	36-3154608

(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

275 Broadhollow Road Melville, New York 11747

(Address of Principal Executive Offices)
(Zip Code)

(Registrant’s Telephone Number, Including Area Code)	(631) 844-1004

Not Applicable

(Former Name or Former Address, if Changed Since
Last Report)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 7.01      Regulation FD Disclosure

     North Fork Bancorporation, Inc. issued a press release today (See Exhibit 99.1) announcing that it will be presenting at the Lehman Brothers 2004 Financial Services Conference on Tuesday, September 14 at 3:00 p.m. (ET).

     Lehman Brothers has established a Live and Archived Webcast for interested parties to listen to and view the North Fork presentation. The Webcast can be accessed by visiting North Fork’s website at http://www.northforkbank.com and clicking on Lehman Brothers Conference Webcast – September 14, 2004. A printable version of the presentation slideshow will also be available on the North Fork website.

ITEM 9.01      Financial Statements and Exhibits

(c)	99.1	Press release issued on September 13, 2004.

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SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: September 13, 2004

NORTH FORK BANCORPORATION, INC.

By: /s/ Daniel M. Healy

Daniel M. Healy
Executive Vice President
Chief Financial Officer

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